UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 30, 2004


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                1-10545                     13-3355897
       (State or Other        (Commission File Number)        (IRS Employer
       Jurisdiction of                                        Identification
        Incorporation)                                           Number)


      80 Pine Street, New York, New York                           10005
  (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

     On September 30, 2004, Transatlantic Holdings, Inc. ("TRH") issued a press release announcing its estimate of net after-tax losses from recent major storm activity. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

     The text of the press release is being furnished and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934.

                                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRANSATLANTIC HOLDINGS, INC.
                                              (Registrant)

Date: September 30, 2004
                                        By /s/ STEVEN S. SKALICKY
                                           --------------------------------
                                           Name:  Steven S. Skalicky
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.                              Description
-----------                              -----------
99.1                         Press release of Transatlantic Holdings, Inc. dated
                             September 30, 2004.